UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023

 Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36597		47-1016855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1 Vista Way	Anoka	MN	55303
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code:  (763) 433-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	VSTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 7.01 of this Current Report on Form 8-K, effective March 31, 2023, Vista Outdoor Inc. (“Vista Outdoor” or the “Company”) promoted Jason Vanderbrink to Chief Executive Officer of the Company’s Sporting Products segment, effective immediately. In connection with his promotion, on March 31, 2023, the Company entered into a new compensatory arrangement with Mr. Vanderbrink pursuant to which he will receive a base salary of $805,000, a target incentive equal to 100% of his new base salary (maximum 200%) under the Company’s Annual Incentive Plan for Fiscal Year 2024 (“FY24”), and a long-term incentive (“LTI”) award under the Company’s 2020 Stock Incentive Plan equal to $2,660,000. The LTI award will be comprised of 60% performance shares and 40% restricted stock units (“RSUs”). Vesting of the RSUs will occur in three equal installments on the first, second and third anniversaries of the grant date, provided that Mr. Vanderbrink remains employed with the Company through the applicable vesting date. The performance shares will vest if certain pre-established performance conditions are satisfied over a three-year performance period (April 1, 2023 through March 31, 2026), provided Mr. Vanderbrink remains employed with the Company through the applicable vesting date.

Item 7.01 Regulation FD Disclosure.

On April 3, 2023, the Company announced an over $50 million cost reduction and earnings improvement program, which includes office closures, spending cuts, EBIT improvements and headcount reductions across our brands and corporate teams. The changes are being implemented in response to elevated retail inventory levels, rising interest rates and inflation, which have pressured our top and bottom lines and impacted our outlook for Fiscal Year 2024. The changes will help the Company compete in the current challenging economic environment and prepare for the separation of its Outdoor Products and Sporting Products segments into two independent, publicly traded companies, which is expected to occur in calendar year 2023 (“Separation”).

Within the Company’s Outdoor Products segment, the Company is accelerating the merger of its Bell, Blackburn, Copilot, Fox, Giro, Krash and Raskullz businesses through leadership and facility consolidations. As part of these measures, the current Bell/Giro headquarters in Scotts Valley, California, will be closed effective September 1, 2023, with affected employees relocating to a revamped Innovation Center in the current Fox Headquarters in Irvine, California.

Within the Company’s Sporting Products segment, the Company is promoting Jason Vanderbrink to Chief Executive Officer of Sporting Products, effective immediately. Mr. Vanderbrink will continue to serve as President of Sporting Products for the Company. Following the Separation, Mr. Vanderbrink will continue to serve as President and Chief Executive Officer of the new Sporting Products Company.

At the Corporate level, the Company has taken steps to streamline its corporate costs and operating model by reducing headcount, cutting outside spend and redeploying resources to maximize brand autonomy and corporate scale. These changes will drive efficiencies in the deployment of corporate services and enable more results from our Supply Chain, E-commerce, Licensing and M&A Centers of Excellence.

The cost reductions bring Vista Outdoor’s Fiscal Year 2024 strategic priorities into focus and help prepare the Company for the Separation this year.

The information included in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements made and information contained in this report, excluding historical information, are “forward-looking statements,” including those that discuss, among other things: our plans, objectives, expectations, intentions, strategies, goals, outlook or other non-historical matters and the assumptions that underlie these matters. The words “believe,” “expect,” “anticipate,” “intend,” “aim,” “should” and similar expressions are intended to identify such forward-looking statements. To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous risks, uncertainties and other factors could cause our actual results to differ materially from the expectations described in such forward-looking statements, including the following: risks related to the Separation of our Outdoor Products and Sporting Products segments, including that the process of completing the transaction could disrupt or adversely affect the consolidated or separate businesses, results of operations and financial condition, that the transaction may not achieve some or all of any anticipated benefits with respect to either business and that the transaction may not be completed in accordance with our expected plans or anticipated timelines, or at all; impacts from the COVID-19 pandemic on Vista Outdoor's operations, the operations of our customers and suppliers and general economic conditions; supplier capacity constraints, production or shipping disruptions or quality or price issues affecting our operating costs; the supply, availability and costs of raw materials and components; increases in commodity, energy, and production costs; seasonality and weather conditions; our ability to complete acquisitions, realize expected benefits from acquisitions and integrate acquired businesses; reductions in or unexpected changes in or our inability to accurately forecast demand for ammunition, accessories, or other outdoor sports and recreation products; disruption in the service or significant increase in the cost of our primary delivery and shipping services for our products and components or a significant disruption at shipping ports; risks associated with diversification into new international and commercial markets, including regulatory compliance; our ability to take advantage of growth opportunities in international and commercial markets; our ability to obtain and maintain licenses to third-party technology; our ability to attract and retain key personnel; disruptions caused by catastrophic events; risks associated with our sales to significant retail customers, including unexpected cancellations, delays, and other changes to purchase orders; our competitive environment; our ability to adapt our products to changes in technology, the marketplace and customer preferences, including our ability to respond to shifting preferences of the end consumer from brick and mortar retail to online retail; our ability to maintain and enhance brand recognition and reputation; others' use of social media to disseminate negative commentary about us, our products, and boycotts; the outcome of contingencies, including with respect to litigation and other proceedings relating to intellectual property, product liability, warranty liability, personal injury, and environmental remediation; our ability to comply with extensive federal, state and international laws, rules and regulations; changes in laws, rules and regulations relating to our business, such as federal and state ammunition regulations; risks associated with cybersecurity and other industrial and physical security threats; interest rate risk; changes in the current tariff structures; changes in tax rules or pronouncements; capital market volatility and the availability of financing; foreign currency exchange rates and fluctuations in those rates; general economic and business conditions in the United States and our markets outside the United States, including as a result of the war in Ukraine and the imposition of sanctions on Russia, the COVID-19 pandemic, conditions affecting employment levels, consumer confidence and spending, conditions in the retail environment, and other economic conditions affecting demand for our products and the financial health of our customers. You are cautioned not to place undue reliance on any forward-looking statements we make. Vista Outdoor undertakes no obligation to update any forward-looking statements except as otherwise required by law. For further information on factors that could impact Vista Outdoor, and statements contained herein, please refer to Vista Outdoor's filings with the U.S. Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Compensation Letter, dated March 31, 2023, by and between Vista Outdoor Inc. and Jason Vanderbrink
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

		By:	/s/ Jeffrey Ehrich
		Name:	Jeffrey Ehrich
		Title:	General Counsel & Corporate Secretary (Interim)

Date:	April 3, 2023

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